EXHIBIT 99.1

Accrued Interest Date:                                 Collection Period Ending:
25-Aug-03                                                             31-Aug-03

Distribution Date:            BMW VEHICLE OWNER TRUST 2003-A           Period #
                              ------------------------------
25-Sep-03                                                                    5

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Balances
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                                                                              Initial        Period End
     Receivables                                                       $1,643,640,298    $1,351,536,400
     Reserve Account                                                      $12,327,302       $23,651,887
     Yield Supplement Overcollateralization                                $9,034,825        $7,517,938
     Class A-1 Notes                                                     $380,000,000       $89,412,989
     Class A-2 Notes                                                     $455,000,000      $455,000,000
     Class A-3 Notes                                                     $470,000,000      $470,000,000
     Class A-4 Notes                                                     $296,913,000      $296,913,000
     Class B Notes                                                        $32,692,000       $32,692,000

Current Collection Period
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     Beginning Receivables Outstanding                                 $1,408,281,832
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                                $30,911,793
           Receipts of Pre-Paid Principal                                 $25,291,089
           Liquidation Proceeds                                              $163,579
           Principal Balance Allocable to Gross Charge-offs                  $378,971
        Total Receipts of Principal                                       $56,745,432

        Interest Distribution Amount
           Receipts of Interest                                            $5,172,121
           Servicer Advances                                                 $684,276
           Reimbursement of Previous Servicer Advances                             $0
           Accrued Interest on Purchased Receivables                               $0
           Recoveries                                                         $28,667
           Net Investment Earnings                                            $12,078
        Total Receipts of Interest                                         $5,897,142

        Release from Reserve Account                                               $0

     Total Distribution Amount                                            $62,263,603

     Ending Receivables Outstanding                                    $1,351,536,400

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                 $286,547
     Current Period Servicer Advance                                         $684,276
     Current Reimbursement of Previous Servicer Advance                            $0
     Ending Period Unreimbursed Previous Servicer Advances                   $970,823

Collection Account
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     Deposits to Collection Account                                       $62,263,603
     Withdrawals from Collection Account
        Servicing Fees                                                     $1,173,568
        Class A Noteholder Interest Distribution                           $2,095,137
        First Priority Principal Distribution                                      $0
        Class B Noteholder Interest Distribution                              $79,823
        Regular Principal Distribution                                    $56,452,919
        Reserve Account Deposit                                                    $0
        Unpaid Trustee Fees                                                        $0
        Excess Funds Released to Depositor                                 $2,462,156
     Total Distributions from Collection Account                          $62,263,603



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Excess Funds Released to the Depositor
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        Release from Reserve Account                                         $993,045
        Release from Collection Account                                    $2,462,156
     Total Excess Funds Released to the Depositor                          $3,455,201

Note Distribution Account
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     Amount Deposited from the Collection Account                         $58,627,879
     Amount Deposited from the Reserve Account                                     $0
     Amount Paid to Noteholders                                           $58,627,879

Distributions
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     Monthly Principal Distributable Amount                           Current Payment    Ending Balance   Per $1,000      Factor
     Class A-1 Notes                                                      $56,452,919       $89,412,989    $148.56        23.53%
     Class A-2 Notes                                                               $0      $455,000,000      $0.00       100.00%
     Class A-3 Notes                                                               $0      $470,000,000      $0.00       100.00%
     Class A-4 Notes                                                               $0      $296,913,000      $0.00       100.00%
     Class B Notes                                                                 $0       $32,692,000      $0.00       100.00%

     Interest Distributable Amount                                    Current Payment        Per $1,000
     Class A-1 Notes                                                         $159,521             $0.42
     Class A-2 Notes                                                         $549,792             $1.21
     Class A-3 Notes                                                         $759,833             $1.62
     Class A-4 Notes                                                         $625,992             $2.11
     Class B Notes                                                            $79,823             $2.44



Carryover Shortfalls
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                                                                Prior Period Carryover  Current Payment    Per $1,000
     Class A-1 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-2 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-3 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-4 Interest Carryover Shortfall                                        $0                $0         $0
     Class B Interest Carryover Shortfall                                          $0                $0         $0


Receivables Data
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                                                                     Beginning Period     Ending Period
     Number of Contracts                                                       66,371            64,621
     Weighted Average Remaining Term                                            48.07             47.18
     Weighted Average Annual Percentage Rate                                    5.40%             5.38%

     Delinquencies Aging Profile End of Period                          Dollar Amount        Percentage
        Current                                                        $1,236,468,870            91.49%
        1-29 days                                                         $98,241,505             7.27%
        30-59 days                                                        $13,830,204             1.02%
        60-89 days                                                         $2,516,470             0.19%
        90-119 days                                                          $302,580             0.02%
        120-149 days                                                         $176,770             0.01%
        Total                                                          $1,351,536,400           100.00%
        Delinquent Receivables +30 days past due                          $16,826,025             1.24%


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     Write-offs
        Gross Principal Write-Offs for Current Period                        $378,971
        Recoveries for Current Period                                         $28,667
        Net Write-Offs for Current Period                                    $350,304

        Cumulative Realized Losses                                           $449,616


     Repossessions                                                      Dollar Amount      Units
        Beginning Period Repossessed Receivables Balance                   $1,866,485         62
        Ending Period Repossessed Receivables Balance                      $2,784,355         93
        Principal Balance of 90+ Day Repossessed Vehicles                    $110,658          4



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                      $7,810,451
     Beginning Period Amount                                               $7,810,451
     Ending Period Required Amount                                         $7,517,938
     Current Period Release                                                  $292,513
     Ending Period Amount                                                  $7,517,938
     Next Distribution Date Required Amount                                $7,230,914

Reserve Account
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     Beginning Period Required Amount                                     $24,644,932
     Beginning Period Amount                                              $24,644,932
     Net Investment Earnings                                                  $12,078
     Current Period Deposit                                                        $0
     Current Period Release to Collection Account                                  $0
     Current Period Release to Depositor                                     $993,045
     Ending Period Required Amount                                        $23,651,887
     Ending Period Amount                                                 $23,651,887


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